UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                              January 10, 2002


                     FIRST MID-ILLINOIS BANCSHARES, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
               (STATE OR OTHER JURISDICTION OF INCORPORATION)


             0-13368                              37-1103704
     (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)


                  1515 CHARLESTON AVENUE, MATTOON, IL 61938
         (ADDRESS INCLUDING ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


                               (217) 234-7454
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


   Item 5.   Other Events

        On January 10, 2002, the Registrant entered into a definitive agreement to acquire all of the issued and outstanding stock of The Checkley Agency, Inc., an insurance agency headquartered in Mattoon, Illinois ("Checkley"). The closing of this acquisition is subject to the satisfaction of customary conditions. In order to facilitate this acquisition, the Registrant has elected to become a financial holding company under the Gramm-Leach-Bliley Act. After this acquisition is completed, Checkley will be a wholly-owned subsidiary of the Registrant.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST MID-ILLINOIS BANCSHARES, INC.



   Dated: January 10, 2002            By: /s/ William S. Rowland
                                          -------------------------------
                                           William S. Rowland
                                           President and Chief
                                           Executive Officer